SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ____________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 1999


                                    CITICORP

               (Exact name of registrant as specified in charter)



         DELAWARE                      1-5738                  06-1515595
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


399 PARK AVENUE, NEW YORK, NEW YORK                             10043
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number,
including area code:                                       (212) 559-1000


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

Item 5.  Other Events

Results of Operations
(Preliminary and Unaudited)

This report summarizes the results of operations of Citicorp and its subsidiaries for the three- and six-month periods ended June 30, 1999 and June 30, 1998. Citigroup Inc., the parent company of Citicorp, filed a Current Report on Form 8-K dated July 19, 1999. That report contains certain additional information about Citicorp's businesses.

CONSOLIDATED STATEMENTS OF INCOME              CITICORP AND SUBSIDIARIES
(Preliminary and Unaudited)

(In Millions of                             Three Months         Six Months
    Dollars)                               Ended June 30,      Ended June 30,
                                           ---------------    ----------------
                                            1999    1998       1999     1998
                                           ---------------    ----------------
INTEREST REVENUE
Loans, including Fees                      $5,070  $5,096    $10,451  $ 9,939
Deposits with Banks                           262     267        494      549
Federal Funds Sold and Securities
  Purchased Under Resale Agreements            97     187        238      429
Securities, including Dividends               836     646      1,958    1,218
Trading Account Assets                        212     325        374      580
Loans Held For Sale                           147     137        286      246
                                           --------------    ----------------
                                            6,624   6,658     13,801   12,961
                                           --------------    ----------------

INTEREST EXPENSE
Deposits                                    2,564   2,783      5,429    5,405
Trading Account Liabilities                    19      85         38      177
Purchased Funds and Other Borrowings          424     474      1,072      903
Long-Term Debt                                324     321        714      642
                                           --------------    ----------------
                                            3,331   3,663      7,253    7,127
                                           --------------    ----------------

NET INTEREST REVENUE                        3,293   2,995      6,548    5,834
                                           --------------    ----------------

PROVISION FOR CREDIT LOSSES                   681     564      1,314    1,071
                                           --------------    ----------------

NET INTEREST REVENUE AFTER
  PROVISION FOR CREDIT LOSSES               2,612   2,431      5,234    4,763
                                           --------------    ----------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                        1,800   1,553      3,438    2,994
Foreign Exchange                              368     465        856      814
Trading Account                               138      98        442      334
Securities Transactions                       151     300        174      541
Other Revenue                                 819     791      1,553    1,290
                                           --------------    ----------------
                                            3,276   3,207      6,463    5,973
                                           --------------    ----------------

OPERATING EXPENSE
Salaries                                    1,496   1,471      3,016    2,826
Employee Benefits                             309     349        614      703
                                           --------------    ----------------
  Total Employee Expense                    1,805   1,820      3,630    3,529
Net Premises and Equipment Expense            619     528      1,214    1,027
Restructuring-Related Items                    47       -        124        -
Other Expense                               1,545   1,530      3,054    2,711
                                           --------------    ----------------
                                            4,016   3,878      8,022    7,267
                                           --------------    ----------------

INCOME BEFORE TAXES                         1,872   1,760      3,675    3,469
Income Taxes                                  705     660      1,383    1,301
                                           --------------    ----------------
NET INCOME                                 $1,167  $1,100    $ 2,292  $ 2,168
                                           --------------    ----------------

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CITICORP
                                        (Registrant)


                                        By: /s/ Roger W. Trupin
                                            ---------------------
                                            Roger W. Trupin
                                            Vice President
                                            and Controller


Dated: July 20, 1999